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                                                                   EXHIBIT 10.20




THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.


NO. [NUMBER]                                                   February __, 2001

                              LAWSON SOFTWARE, INC.
                               WARRANT CERTIFICATE

                         Common Stock Purchase Warrants

                            [_______] Warrant Shares

         This Warrant Certificate certifies that, for value received, [_________________________] (the "Holder") is the owner of the number of Warrants (as defined below) set forth below, each of which entitles the Holder to purchase from Lawson Software, Inc. (the "Company"), at any time from and after the date hereof until the time and date stated in Section 2.1 hereof, 79,100 Warrant Shares (as defined below), at the purchase price stated in
Section 2.6 hereof (the "Exercise Price"). The number of Warrant Shares purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as herein provided.

         This Warrant is the Common Stock Purchase Warrant (each a "Warrant" and collectively the "Warrants") issued in connection with the conversion of the 12% Senior Subordinated Convertible Note due February 23, 2006 issued by the Company to the Holder (the "Convertible Note") pursuant to that certain Senior Subordinated Convertible Note Purchase Agreement dated as of February 23, 2001 (the "Closing Date") (as it may be amended from time to time, the "Purchase Agreement") by and among the Company, the Existing Shareholders and the Purchasers named therein (the "Purchasers"). For purposes of this Warrant Certificate, "Warrant Shares" shall mean shares of the Company's common stock, par value $0.01 per share (the "Common Stock"); provided, however, that if, in accordance with Section 6.3 hereof, the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the "Warrant Shares" shall mean the securities so issuable by such entity or the securities of the class of securities so issuable. All capitalized terms used herein which are not otherwise defined shall have the meanings set forth in the Purchase Agreement.



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         The Warrants are subject to the following terms, conditions and provisions:

         SECTION 1. Registration; Transferability; Exchange of Warrant Certificate.

                  1.1 Registration. The Company shall number and register the Warrants in a register (the "Warrant Register") maintained at the principal office of the Company (the "Office"). The Company shall be entitled to treat the Holder of the Warrants as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person.

                  1.2 Transfer of Warrants. Any Warrant may be transferred or endorsed to another party in whole or in part by (i) surrendering to the Company, or its duly authorized agent, for cancellation the existing Warrant Certificate evidencing the Warrant to be transferred, endorsed or accompanied by a written instrument of transfer, in form reasonably satisfactory to the Company, duly executed by the Holder thereof in person or by a duly authorized representative, agent or attorney-in-fact appointed in writing, (ii) by supplying the Company with an opinion of counsel, which opinion shall be reasonably satisfactory to the Company, to the effect that registration under the Securities Act of 1933, as amended (the "Securities Act"), has been accomplished or is not necessary in connection with such transfer of Warrants, and (iii) by having the transferee agree in writing to be bound by the provisions of the Purchase Agreement and the Stockholders Agreement. Upon receipt thereof, the Company shall issue and deliver, in the name of the transferee, a new Warrant Certificate containing the same terms as the surrendered Warrant Certificate. In the case of the transfer of fewer than all of the rights evidenced by the surrendered Warrant Certificate, the Company shall issue a new Warrant Certificate to the Holder thereof for the remaining number of shares specified in the Warrant Certificate so surrendered.

         SECTION 2. Term of Warrants; Exercise of Warrants.

                  2.1 Term of Warrant. Subject to the terms of this Warrant Certificate, the Holder shall have the right, which may be exercised by the registered Holder hereof from time to time on any business day before 5:00 P.M. (New York City time) anytime hereafter through and including the seventh anniversary thereof (the "Expiration Date") to purchase from the Company the number of fully paid and nonassessable Warrant Shares specified on the face hereof or such other number of Warrant Shares which the Holder may at the time be entitled to purchase in accordance with this Warrant Certificate. At 5:00 P.M. (New York City time) on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

                  2.2 Exercise of Warrants. Subject to the terms of this Warrant Certificate, the Warrants evidenced by this Warrant Certificate may be exercised in whole or in part, upon surrender to the Company, at its Office, of this Warrant Certificate, with a Purchase Form substantially in the form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price. Payment shall be made (i) in cash, (ii) by certified check payable to the order of the Company, (iii) by wire transfer, or (iv) by the surrender by such Holder to the Company, at the aforesaid offices, of any of the Company's 12% Senior Subordinated Notes due February 23, 2006 (the "Notes") held by such Holder, and all such Notes so surrendered shall be credited against such payment in an amount equal to the principal


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amount of such Notes plus accrued interest thereon to the date of the surrender, or by any combination of any of the foregoing methods, in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or other securities) determined as provided herein.

                  2.3 Conversion. If instead of exercising this Warrant pursuant to the terms of Section 2.2 above, the Holder hereof elects to convert this Warrant, in whole or in part, into shares of Common Stock, then such holder shall surrender this Warrant to the Company at its Office during normal business hours on any business day on or prior to the Expiration Date accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or other securities) computed using the following formula:

                                   X = Y (A-B)
                                         -----
                                           A

         Where X = the number of shares of Common Stock to be issued to the Holder pursuant to the conversion

         Y = the number of shares of Common Stock in respect of which the conversion is requested

         A = the Current Market Price

         B = the Exercise Price

         For all purposes of this Warrant (other than this Section 2.3), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Common Stock (or other securities) in accordance with the terms of this Section 2.3.

                  2.4 Delivery of Stock Certificates, etc. Upon the surrender of this Warrant Certificate with the Purchase Form duly executed, and payment of the Exercise Price as aforesaid, the Company shall within ten business days, issue and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for such number of Warrant Shares so purchased (subject to compliance, if necessary, with applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended). Such certificate or certificates shall be dated and deemed to have been issued as of the date of the surrender of this Warrant Certificate and payment of the Exercise Price, as aforesaid. The right of purchase represented by this Warrant Certificate shall be exercisable, at the election of the Holder, in full at any time or in part from time to time. In the event the Holder


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shall exercise fewer than all the Warrants evidenced hereby, a new Warrant
Certificate shall be issued evidencing the remaining unexercised Warrants.

                  2.5 Exercise Price. The price per share at which each Warrant Share shall be purchased upon exercise of each Warrant (the "Exercise Price") shall be $0.01, subject to adjustment pursuant to Section 6. The aggregate Exercise Price for all Warrant Shares subject to this Warrant Certificate shall be rounded to the next higher $0.01.

         SECTION 3. Payment of Taxes. The Company covenants and agrees that it will pay when due and payable all documentary, stamp and other similar taxes, if any, which may be payable in respect of the issuance or delivery of the Warrants or of the Warrant Shares purchasable and issuable upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any such tax or other charge imposed in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then-existing registered Holder of Warrants.

         SECTION 4. Mutilated or Missing Warrants. In the event this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon, in the event of a lost, stolen or destroyed certificate, receipt of evidence satisfactory to the Company of such loss, theft or destruction and, if requested by the Company, upon indemnity that also is satisfactory to it; provided that a written undertaking of such loss, theft or destruction of this Warrant Certificate by the registered Holder hereof or any Affiliate thereof shall be deemed a satisfactory indemnity of the Company for purposes of this Section 4. In making application for such a substitute Warrant Certificate, the Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         SECTION 5. Reservation and Availability of Warrant Shares; Purchase and Cancellation of Warrants.

                  5.1 Reservation of Warrant Shares.

                           (a) The Company shall at all times reserve and keep
available, without limitation, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligations to issue the Warrant Shares upon exercise of the Warrants, the full number of Warrant Shares deliverable upon the exercise of all the Warrants evidenced by this Warrant Certificate. The Company shall be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose.

                           (b) The Company covenants that all Warrant Shares
issuable upon exercise of the Warrants will, upon issuance, be fully paid, nonassessable and free from


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preemptive rights and free from all transfer taxes, liens, charges and security interests with respect to the issuance thereof.

                           (c) Before taking any action which would cause an
adjustment pursuant to Section 6, the Company will take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                  5.2 Warrant Shares Record Date. Each person in whose name any stock certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby, and such stock certificate shall be dated the date upon which this Warrant Certificate was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made.

                  5.3 Cancellation of Warrant. Upon surrender of the Warrant Certificate for exchange, substitution, transfer or exercise, it shall be canceled by the Company and retired.

         SECTION 6. Adjustment of Number of Warrant Shares and Exercise Price. If and when after the Closing Date and prior to the closing of a Qualified Public Offering or a Qualified Sale (each as defined in the Purchase Agreement), whether or not this Warrant has then been issued, the number of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described. If any of the events as described in this Section 6 shall occur after the Closing Date, but prior to the issuance of this Warrant upon conversion of the Convertible Notes, the number of Warrant Shares or other securities purchasable upon exercise of the Warrant shall be adjusted to the same extent as if this Warrant was outstanding as of the Closing Date.

                  6.1 Adjustments. Prior to the Closing of a Qualified Public Offering or a Qualified Sale (each as defined in the Purchase Agreement), the number of Warrant Shares or other securities purchasable upon the exercise of the Warrants and/or the Exercise Price shall be subject to adjustment as follows:

                           (a) Antidilution Price; Adjustment Price. The number
of Warrant Shares for which this Warrant is exercisable as of the Closing Date shall be adjusted in accordance with Section 6.1(b) below such that, upon exercise, each such Warrant Share for which this Warrant was exercisable on the Closing Date shall instead equal such number of fully paid and nonassessable shares of common Stock as is determined by dividing (i) $4.11999966 (the "Target Price") by (ii) the "Antidilution Price" at the time in effect for this Warrant. The initial "Antidilution Price" for this Warrant shall be the Target Price, subject to adjustment as set forth in Section 6.1(b).


                           (b) Adjustments to the Antidilution Price. Except as
provided in Section 6(c) and except in the case of an event described in Section 6(d), if and whenever after the Closing Date, whether or not this Warrant has been issued and is outstanding at the time of the relevant transaction giving rise to an adjustment hereunder the Company shall issue or sell, or


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is, in accordance with this Section 6(b), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Antidilution Price in effect immediately prior to the time of such issuance or sale, then, upon such issuance or sale (or deemed issuance or sale), the Antidilution Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (A) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale (or deemed issuance or sale) (including, for this purpose, all shares of Common Stock issuable upon exercise or conversion of any Options (as defined below) or Convertible Securities (as defined below) outstanding as of immediately prior to the Closing Date) multiplied by the then existing Antidilution Price and (B) the consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale) by (ii) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale (or deemed issuance or sale) (including, for this purpose, all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding as of immediately prior to the Closing Date) plus the number of shares of Common Stock so issued or sold (or so deemed issued or sold).

         For purposes of this Section 6(b) the following shall also be applicable:

                                    (i) Issuance of Rights or Options. If the
Company shall, at any time after the Closing Date, in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), in each case for consideration per share (determined as provided in this paragraph and in Section 6(b)(vi)) less than the Antidilution Price, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon exercise of such Options, shall be deemed to have been issued as of the date of granting of such Options (and thereafter shall be deemed to be outstanding), at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock deemed to have been so issued. Except as otherwise provided in Section 6(b)(iii), no adjustment of the Antidilution Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                                    (ii) Issuance of Convertible Securities. If
the Company shall, at any time after the Closing Date, in any manner issue or sell any Convertible Securities for consideration per share (determined as provided in this paragraph and in Section 6(b)(vi)) less


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 than the Antidilution Price, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding), at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock deemed to have been so issued; provided, that (1) except as otherwise provided in Section 6(b)(iii), no adjustment of the Antidilution Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and
(2) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities, no further adjustment of the Antidilution Price shall be made by reason of such issuance or sale.

                                    (iii) Change in Option Price or Conversion
Rate. If there shall occur a change in (A) the maximum number of shares of Common Stock issuable in connection with any Option referred to in Section 6(b)(i) or any Convertible Securities referred to in Section 6(b)(i) or (ii),
(B) the purchase price provided for in any Option referred to in Section 6(b)(i), (C) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 6(b)(i) or (ii) or (D) the rate at which Convertible Securities referred to in Section 6(b)(i) or (ii) are convertible into or exchangeable for Common Stock (in each case, other than in connection with an event described in Section 6(c)), then the Antidilution Price in effect at the time of such event shall be readjusted to the Antidilution Price that would have been in effect at such time had such Options or Convertible Securities that are still outstanding provided for such changed maximum number of shares, purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Antidilution Price then in effect is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Antidilution Price then in effect hereunder shall be increased to the Antidilution Price that would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination (i.e., to the extent that fewer than the number of shares of Common Stock deemed to have been issued in connection with such Option or Convertible Securities were actually issued), never been issued or been issued at such higher price, as the case may be.

                                    (iv) Stock Dividends. If the Company shall
declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Antidilution Price will be adjusted pursuant to this
Section 6(b)(iv); provided, that no adjustment shall be made to the Antidilution Price as a result of such dividend or distribution if the Holder of this Warrant is entitled to, and does, receive such dividend or distribution; and, provided, further, that if any adjustment is made to the Antidilution Price as a


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result of the declaration of a dividend and such dividend is not effected, the
Antidilution Price shall be appropriately readjusted.

                                    (v) Other Dividends and Distributions. In
the event the Company at any time or from time to time after the Closing Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities or other property of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder of the Warrant shall receive upon exercise thereof, in addition to the number of shares of Common Stock purchasable thereupon, the amount of such other securities of the Company or the value of such other property that they would have received had this Warrant been exercised for Common Stock on the date of such event and had such Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities or other property receivable by such Holder during such period giving application to all adjustments called for during such period under Section 6 with respect to the rights of such Holder; and, provided, further, however, that no such adjustment shall be made if the Holder of this Warrant simultaneously receives a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as such Holder would have received if this Warrant had been exercised for Common Stock on the date of such event.

                                    (vi) Consideration for Stock. In case any
shares of Common Stock shall be issued or sold, or deemed issued or sold, for cash, the consideration received therefor shall be deemed to be the amount received or to be received by the Company therefor (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 6(b)(i) or Section 6(b)(ii), as appropriate). In case any shares of Common Stock shall be issued or sold, or deemed issued or sold, for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration received or to be received by the Company (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 6(b)(i) or Section 6(b)(ii), as appropriate) as determined in good faith by the Board of Directors of the Company and a Required Interest (as defined below). In case any Options shall be issued in connection with the issuance and sale of other securities of the Company together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company and a Required Interest.

                                    (vii) Required Date. In case the Company
shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.


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                                    (viii) Treasury Shares. The number of shares
of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company; provided, that the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this Section 6.


                           (c) Certain Issues of Common Stock Excepted. Anything
herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Antidilution Price in the case of the issuance from and after the Closing Date of (i) shares of Common Stock upon conversion of shares of the Company's Series A Convertible Preferred Stock; (ii) up to 1,966,400 shares of Common Stock (subject to adjustment for stock splits, stock dividends, combinations, recapitalizations and the like) upon exercise of warrants outstanding as of the Closing Date (including this Warrant; (iii) up to 2,903,193 shares of Common Stock (subject to adjustment for stock splits, stock dividends, combinations, recapitalizations and the like) distributed in accordance with the terms of the Company's Employee Stock Ownership Plan Trust, as in effect on the Closing Date and (iv) shares of Common Stock, or options to purchase Common Stock, to directors, officers, employees or consultants of the Company (pursuant to the exercise of options or otherwise) in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case issued (A) pursuant to the Company's 1996 or 2001 stock option plans, as in effect on the Closing Date, or pursuant to any stock option plan adopted or amended after the Closing Date with the unanimous approval of the Company's Board of Directors, and (B) at a price per share not less than (or, in the case of Options, with an exercise price per share not less than) the fair market value of the Common Stock on the date of grant as determined by the Company's Board of Directors (provided that the grant of Options at an exercise price of $4.12 per share in January and February 2001, shall be deemed to be at Fair Market Value) (the shares of Common Stock described in subclauses (i), (ii), (iii) and (iv), the "Excluded Shares"); provided that, with respect to subclause (iv), the number of such shares included in the Excluded Shares during the period between the Closing Date and the date which is 30 months following the Closing Date (the "Target Date") shall be limited to 3,168,405 (such number to be (i) increased by that number of shares of Common Stock which are subject to purchase pursuant to Options that are forfeited unexercised by their holders during such 30 months and (ii) appropriately adjusted for stock dividends, stock splits, combinations, recapitalizations and the like), plus such number of additional shares that are issued, or issuable upon exercise of options granted, after the Target Date with the unanimous approval of the Board of Directors of the Company.


                           (d) Subdivision or Combination of Common Stock. In
case the Company shall at any time after the Closing Date subdivide its outstanding shares of Common Stock into a greater number of shares (by any stock split, stock dividend or otherwise), the Antidilution Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the Company shall at any time after the Closing Date combine its outstanding shares of Common Stock into a smaller number of shares (by any reverse stock split or otherwise), the Antidilution Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 6(b)(iv) by reason thereof.


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

                           (e) Reorganization or Reclassification. If any
capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby the Holder of this Warrant shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Warrant, as the case may be, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such exercise had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Antidilution Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such Warrant.

                           (f) In case any event shall occur as to which the
provisions of Section 6 hereof are not strictly applicable but the failure to make any adjustment would not, in the reasonable opinion of the Holder of this Warrant, fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such this Section 6, then, in each such case, at the request of the Holder, the Company shall appoint a firm of independent investment bankers of recognized national standing (which shall be completely independent of the Company and shall be satisfactory to the holder of this Warrant), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Sections 6, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

                  6.2 Report as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or other securities) issuable upon the exercise of this Warrant, the Company at its sole expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause its chief financial officer to verify such computation (other than any computation of the Current Market Price of property as determined in good faith by the Board of Directors of the Company) and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Exercise Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 6 hereof) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Exercise Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its Office and will cause the same to be available for inspection at such office during normal business hours by the Holder of a Warrant or any prospective purchaser of a Warrant designated by the Holder thereof.

                  6.3 Preservation of Purchase Rights Upon Merger, Consolidation, etc.

                           (a) In the event of any merger, consolidation or
other acquisition or business combination in which the Company is not the surviving corporation or in which a majority of the outstanding Common Stock is converted into, acquired or exchanged for securities, cash or property or in the event of the sale or other disposition of all or substantially all the assets of the Company (a "Sale Event"), then a Holder of Warrants outstanding on the date of such Sale Event shall be entitled to receive, in exchange for such Warrants, the type and amount of consideration that such Holder would have been entitled to receive if such Holder had exercised such Warrants immediately prior to such Sale Event for the number of Warrant Shares equal to (x) the number of Warrant Shares such Holder is eligible to receive for such Warrants at such time minus
(y) the number of Warrant Shares the aggregate Current Market Price of which equals the aggregate Exercise Price of such Warrants; provided that if upon such Sale Event different holders of Common Stock shall be entitled to elect different forms of consideration for their Common Stock, then the Holders shall also be entitled to elect the form of such consideration to be received by them for their Warrants upon such Sale Event in the same manner as the holders of Common Stock.

                           (b) Upon any liquidation, dissolution or winding up
of the Company, the Holder shall receive such cash or property (less the Exercise Price) which the Holder would have been entitled to receive upon the happening of such liquidation, dissolution or winding up had the Warrants been exercised and the Warrant Shares issued immediately prior to the occurrence of such liquidation, dissolution or winding up.

                  6.4 Statement on the Warrant. Irrespective of any adjustments in the number or kind of securities purchasable upon the exercise of the Warrant or the Exercise Price, any Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and any kind of shares as are stated in this Warrant Certificate.

                  6.5 Contest and Appraisal Rights.

                           (a) If the Holder or Holder(s) of the Warrants
entitling such person(s) to purchase a majority of the Warrant Shares subject to purchase upon exercise of Warrants at the time outstanding (the Required Interest) shall, in good faith, disagree with the Company's determination of the Current Market Price for the Common Stock for purposes of Section 2.3 or of the Current Market Price of any property (or securities) given to the Company as consideration for the issue or sale of additional shares of Common Stock for purposes of this Section 6.2(b), then such holders shall by notice to the Company (an Appraisal Notice) given within thirty (30) days after the Company's determination elect to dispute such determination, and such dispute shall be resolved as set forth in Section 6.5(c) below.

                           (b) Subject to Section 6.5(c) below, the "Current
Market Price" means on any date specified herein, the average daily "Market Price" during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of the Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the overcounter market, the Current Market Price shall be the Market Price on such date. Subject to Section 6.5(c) below, "Market Price" means on any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on such date or if Common Stock is not so designated or if Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, or if the asset to be valued is property or another security, then the Current Market Price thereof determined in good faith by the Board of Directors of the Company as of a date which is within fifteen (15) days of the date as of which the determination is to be made.

                           (c) The Company shall within thirty (30) days after
an Appraisal Notice shall have been given, engage an independent nationally recognized investment bank or other qualified financial institution acceptable to the Company and such holders ("Appraiser") to make an independent determination of the Current Market Price for the Common Stock or of the Current Market Price of any property (or securities) given to the Company as consideration for the issue or sale of additional shares of Common Stock, as the case may be (the "Appraiser's Determination"). In arriving at its determination, the Appraiser shall base any valuation upon (i) in the case of the Current Market Price of the Common Stock, the Current Market Price of the Company assuming that the Company were sold as a going concern, without regard to the existence of any control block, the anticipated impact upon current market prices of any such sale, the lack or depth of a market for the Common Stock, the Warrants or other securities of the Company, or any other factors concerning the liquidity or marketability of the Common Stock, the Warrants or other securities of the Company, and (ii) in the case of the Current Market Price of any property (or securities) given to the Company as consideration for the issue or sale of additional shares of Common Stock, the fair market value of such property (or securities) assuming that such property (or securities) were sold to an independent third party in an arm's-length transaction. The Appraiser's Determination shall be final and binding on the Company and the Holder of the Warrants. The costs of conducting an appraisal shall be borne entirely by the Company; provided, however, that:

                                    (i) in the case of a determination of the
Current Market Price for the Common Stock, if the Company's determination is greater than the Appraiser's Determination by more than 15%, then the costs of conducting the appraisal shall be shared by the Company and the Holder of the Warrants in the following proportions: (A) the Holder shall bear no more than its pro rata share ("Pro Rata Share" of the costs of conducting the appraisal, assuming for this purpose that this Warrant had been converted into shares of Common Stock in accordance with the provisions of Section 2.3 immediately prior to the close of business on the day immediately preceding the day the Appraiser's Determination is delivered to the Company and the Holder and that the total equity of the Company is measured on a fully diluted basis and (B) the Company shall bear the remainder of the costs associated with conducting the appraisal; and

                                    (ii) in the case of a determination of the
Current Market Price of any property (or securities) given to the Company as consideration for the issue or sale of additional shares of Common Stock, if the Company's determination is less than the Appraiser's Determination by more than 15%, then the costs of conducting the appraisal shall be shared by the Company and the Holder of the Warrants in the following proportions: (A) the Holder shall bear no more than its Pro Rata Share of the costs of conducting the appraisal and (B) the Company shall bear the remainder of the costs associated with conducting the appraisal.

         SECTION 7. Registration of Warrants and Common Stock. The shares of Common Stock issuable upon exercise of this Warrant shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement dated as of the Closing Date by and among the parties therein). Each holder of any shares of Common Stock (and other securities) issued upon exercise of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities. At any such time as Common Stock is listed on any national securities exchange, the Company will, at its sole expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will maintain such listing of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

         SECTION 8. Redemption and Cancellation of Warrants

                  8.1 Put Right.

                           (a) If the Company has not completed a Qualified
Public Offering or a Qualified Sale (each as defined in the Purchase Agreement), then the Holder may demand at any time on or after the fifth anniversary of the Closing Date or, if earlier, upon the occurrence of a Mandatory Repurchase Event or an Event of the Default that the Company purchase all (100%) of the Warrants held by all holders at the Redemption Price (as defined in Section 8.3) by delivery of a written notice to the Company (the date such notice is delivered to the Company shall hereinafter be referred to as, the "Put Demand Date"). The Redemption Price shall be payable to such holders in immediately available funds as soon as reasonably practicable (the "Put Payment Date"), but in no event later than sixty (60) days after the Put Demand Date, upon surrender of this Warrant to the Company at its Office or, if requested by any such holder without surrender of this Warrant, by wire transfer to any account in Boston, Massachusetts specified by notice to the Company.

                           (b) Upon surrender of this Warrant in accordance with
the procedures set forth in Section 8.1(a), the right to purchase shares of Common Stock represented by this Warrant shall terminate, and this Warrant shall represent the right of the Holder to receive only the applicable Redemption Price from the Company in accordance with Section 8.1. The Holder's right to demand redemption of this Warrant pursuant to this Section 8.1 shall be referred to herein as the Holder's "Put Right."

                           (c) Default; Automatic Conversion into Debt. In the
event that the Company fails to purchase all of the Warrants held by all holders within sixty (60) days of the Put Demand Date (the "Put Demand Period," then on the next succeeding day, all of the rights heretofore represented by this Warrant, including the Holder's right to purchase shares of Common Stock represented by this Warrant, shall convert, automatically and irrevocably and without any further action or acknowledgment on the part of the Company or the Holder, into an unsecured obligation of the Company to pay to such Holder, on demand, an amount equal to the Redemption Price, together with accrued interest compounded daily (based on a 360-day year of 30-day months) on the unpaid principal amount thereof at a rate of 15% per annum or such lower rate as then may be the maximum rate permitted by applicable law, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year until such obligation is paid in full. Nothing in this subsection 8.1(c) shall require the Company to pay interest at a rate in excess of the maximum rate permitted by applicable law. The obligation of the Company created pursuant to this subsection 8.1(c) may be prepaid by the Company at any time without premium or penalty. All payments of principal and interest on such obligation shall be made by wire transfer of immediately available funds to an account or accounts designated in writing by the Holder.

                  8.2 Call Right.

                           (a) If the Company has not completed a Qualified
Public Offering or a Qualified Sale (each as defined in the Purchase Agreement), then at any time on or after the date that is six years following the Closing Date the Company may repurchase all (100%) but not less than all, of the Warrants held by all holders at the Redemption Price by delivery of a notice to all holders of the Warrants (the date such notice is delivered to the holders shall hereinafter be referred to as, the "Call Redemption Date"). The Redemption Price shall be payable to such holders in immediately available funds as soon as reasonably practicable, but in no event later than sixty (60) days after the Call Redemption Date (such date, the "Call Payment Date"), upon surrender of this Warrant to the Company at its Office or, if requested by such holder without surrender of this Warrant, by wire transfer to any account in Boston, Massachusetts specified by notice to the Company.

                           (b) The Company shall, immediately upon receipt by
the Company of the Appraiser's Determination of the Redemption Price pursuant to
Section 8.3 below, deliver to
the Holder written notice of such calculation (together with the Appraiser's report), whereupon the Holder shall have ten (10) Business Days after the Call Redemption Date to elect, in a writing delivered to the Company, to exercise the Warrant in accordance with the terms set forth herein.

                           (c) Subject to Section 8.2(b) above, upon redemption
in accordance with the procedures set forth in Section 8.2(a), the right to purchase shares of Common Stock theretofore represented by this Warrant as to which the Company has exercised its right to purchase the Warrant shall terminate, and this Warrant shall represent the right of the Holder to receive only the applicable Redemption Price from the Company in accordance with Section
8.2. The Company's right to purchase this Warrant pursuant to this Section 8.2 shall be referred to hereinafter as the Company's "Call Right."

                           (d) Notwithstanding the foregoing, if on or prior to
the date twelve (12) months after the Call Payment Date (i) the Company completes any public offering of its equity securities, (ii) the Company agrees to complete a capital reorganization or any reclassification or recapitalization of its capital stock, (iii) the Company or any Subsidiary or their stockholders agrees to a consolidation or merger involving the Company or such Subsidiary and any other Person, (iv) the Company or any Subsidiary agrees to effect a transfer of all or substantially all the assets or capital stock of the Company or such Subsidiary to another Person, (v) a majority of the stockholders on the date hereof sells or agrees to sell in excess of 50% of the capital stock of the Company or (vi) the Company agrees, submits or consents to any voluntary or involuntary dissolution, liquidation or winding-up of the Company or any Subsidiary (each of the foregoing events being referred to as an "Adjustment Event"), then the Company shall pay to the Holder as additional compensation an amount equal to the product of (a) the difference between the highest price per share paid, to be paid or deemed received by the Person or Persons purchasing or receiving Common Stock or assets in connection with such Adjustment Event (less underwriting commissions and other appropriate costs and expenses) less the Redemption Price paid to the holder multiplied by (b) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the Call Redemption Date.

                  8.3 Redemption Price. For purposes of this Section 8 "Redemption Price" means the greater of (i) the fair market value of the Warrant as of the Put Demand Date or the Call Redemption Date, as applicable, and (ii) the fair market value of the Warrant as of the Put Payment Date (or if the Company fails to pay the Redemption Price on the Put Payment Date, the first day following the Put Demand Period) or the Call Payment Date, as applicable, in each case as determined by an Appraiser and based upon on independent valuation of the Company. In arriving at its determination, the Appraiser shall base any valuation upon, in the case of the Current Market Price of the Common Stock, the Current Market Price of the Company assuming (a) the exercise of all outstanding warrants, options or rights to subscribe for or purchase Common Stock (or other securities) of the Company or other securities immediately exercisable or convertible into Common Stock (or other securities) of the Company and (b) the Company were sold as a going concern, without regard to the existence of any control block, the anticipated impact upon current market prices of any such sale, any discount for minority ownership or the lack or depth of a market for the Common Stock, the Warrants or other securities of the Company, or any other factors concerning the liquidity or marketability of the Common Stock, the Warrants or other securities of the Company.

         SECTION 9. Fractional Interests. The Company shall not be required to issue fractional securities on the exercise of Warrants. If any fraction of a security would be issuable on the exercise of Warrants, the Company shall pay to the Holder of such warrants an amount in cash equal to the Current Market Price of such fraction.

         SECTION 10. No Rights as a Stockholder; Notices to Holder. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meeting of stockholders of the company for the election of the directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the exercise of the Warrants evidenced by this Warrant Certificate, any of the following events shall occur:

                           (a) the Company shall declare any dividend payable in
cash or in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock;

                           (b) any issuance of any Common Stock, Convertible
Securities or option by the Company;

                           (c) a dissolution, liquidation or winding up of the
Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed; or

                           (d) any consolidation or merger to which the company
is a party and for which approval of the holders of Common Stock is required, or of the conveyance or transfer of all or substantially all assets of the Company as, or substantially as, an entirety, or of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrant (other than a change in par value to no par value, or from no par value to par value) or as a result of a subdivision or combination, then in any one or more of said events, the Company shall give to the Holder the greater of 15 business days written notice and the number of days written notice required to be given to stockholders with respect to such action prior to the applicable record date hereinafter specified, stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights or warrants are to be determined or (ii) the date on which any such dissolution, liquidation, winding up, consolidation, merger, conveyance or transfer is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares of Common stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up or (iii) the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction.

         SECTION 11. INTENTIONALLY OMITTED.

         SECTION 12. Notices. Any notice, except as provided in Section 8 of this Warrant Certificate, or demand authorized by this Warrant Certificate to be given by the Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by overnight courier, or otherwise delivered to the Company, 380 St. Peter Street, St. Paul, Minnesota 55102-1302, attention of Chief Executive Officer. The Company may change the address to which notices to it are to be delivered or mailed hereunder by notice to the Holder.

         Any notice pursuant to this Warrant Certificate by the Company to the Holder shall be in writing and shall be mailed by overnight courier or otherwise delivered, to the Holder at its address set forth in the Warrant Register.

         Notices delivered personally shall be effective at the time delivered by hand, notices sent by mail shall be effective when received, notices sent by facsimile transmission shall be effective when confirmed and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

         SECTION 13. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant Certificate may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the holders of such number of Warrants issued pursuant to the Purchase Agreement as are exercisable for at least a majority of all shares of Common Stock issuable pursuant to such Warrants and then unissued; provided, however, that no such amendment or waiver shall change the number of Warrant Shares issuable under the Warrants, change the Exercise Price, change the period during which the Warrants may be exercised or modify any provision of this Section 13 without the consent of the holders of all such Warrants then outstanding.

         SECTION 14. Successors. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

         SECTION 15. Governing Law. This Warrant Certificate shall be construed in accordance with and governed by the internal laws of the State of Minnesota applicable to contracts executed and to be performed wholly within such state, without regard to the principles of conflicts or choice of law.

         SECTION 16. Benefits of this Warrant Certificate. Nothing in this Warrant Certificate shall be construed to give to any person or entity other than the Company and the Holder and their respective successors and assigns any legal or equitable right, remedy or claim under this

Warrant Certificate; and this Warrant Certificate shall be for the sole and exclusive benefit of this Company and the Holder and their respective successors and assigns.

         SECTION 17. Survival of Rights and Duties. Except for the provisions in
Section 8.2(d), this Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M. (New York City time) on the Expiration Date or the date on which all of the Warrants have been exercised.

         SECTION 18. Agreement to be Bound. The Holder acknowledges and hereby agrees to be bound by such terms and conditions of the Stockholders Agreement and the Registration Rights Agreement which are applicable to the Holder. Any and all Warrant Shares issued upon exercise hereof shall, immediately upon such issuance, and without further action by or on behalf of the Holder or the Company, become subject to such terms and conditions of the Stockholders Agreement and the Registration Rights Agreement as are by their terms applicable to such Warrant Shares.

         SECTION 19. Warrant Obligations Independent of Debt Obligations. Pursuant to the Purchase Agreement, the Company has issued 12% Senior Subordinated Notes due February 23, 2006 to the Purchasers. The obligations of the Company and its Subsidiaries with respect to the Warrants are independent of the obligations of the Company under the Senior Subordinated Notes, and such obligations with respect to the Warrants shall remain valid and binding notwithstanding the failure of performance of, or any breach by the Company or its Subsidiaries with respect to their obligations under the Senior Subordinated Notes.

         SECTION 20. Captions. The captions of the Sections and paragraphs of this Warrant Certificate have been inserted for convenience only and shall have no substantive effect.


         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed this ____ day of February, 2001.


                                                     LAWSON SOFTWARE, INC.


                                                     ---------------------------
                                                     Name:
                                                     Title:

Attest:


By:
      --------------------------
      Name:
      Title:

                          FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To       Lawson Software, Inc. (the "Company"):

         The undersigned hereby irrevocably elects to exercise ________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, _________ full shares of Common Stock issuable upon exercise of said Warrants and (a)(i) delivery of $_______ in cash, (ii) delivery of Senior Subordinated Notes of the Company owned by the Holder the principal amount thereof plus accrued interest thereon to the date of surrender, is not less than the $ in cash, and (b) delivery of any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

         The undersigned requests that certificates for such shares be issued in the name of _____________________________.

                                                   PLEASE INSERT SOCIAL SECURITY
                                                   OR TAX IDENTIFICATION NUMBER

                                                   -----------------------------

                                                   -----------------------------
(Please print name and address)
                                                   -----------------------------



         If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:
Dated:
       ---------------------

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, _____________________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said Warrants:

     Name of Assignee                 Address             Number of Warrants




         If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.


                                               By:
                                                  -----------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                       -------------------------
Dated:
      ------------------------

                            FORM OF CONVERSION NOTICE

                [To be executed only upon conversion of Warrant]

To Lawson Software, Inc. (The "Company")

         The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to ______________ (1) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _____________, whose address is ______________.


Dated:
                                      ------------------------------------------
                                      (Signature must conform in all respects
                                      to name of holder as specified on the face of Warrant)

                                      ------------------------------------------
                                      (Street Address)

                                      ------------------------------------------
                                      (City)           (State)       (Zip Code)


----------
     (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.